Item 1: Report to Shareholders

International Growth & Income Fund	April 30, 2005

The views and opinions in this report were current as of April 30, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

International stocks outpaced U.S. equities over the 6- and 12-month periods ended April 30, 2005. Performance was strong despite a pull-back during the past two months as rising oil prices and interest rates led to caution among investors. Emerging markets were the star performers during the past six months and year, but European stocks also did well in both periods.

PERFORMANCE COMPARISON
Periods Ended 4/30/05	6 Months	12 Months
International Growth &
Income Fund	9.86%	19.63%
International Growth &
Income Fund–Advisor Class	9.84	19.59
International Growth &
Income Fund–R Class	9.62	19.29
MSCI EAFE Index	8.95	15.42
Lipper International Multi-Cap
Value Funds Average	8.27	15.98
Please see the fund’s quarter-end returns following this letter.

We are pleased to report that the International Growth & Income Fund, Advisor Class, and R Class generated solid returns for the 6- and 12-month periods ended April 30, 2005. The portfolio outperformed the Lipper International Multi-Cap Value Funds Average and the unmanaged MSCI EAFE (Europe, Australasia, and Far East) Index for both periods thanks to strong stock selection and favorable sector weightings. (Results for the Advisor and R Class shares varied slightly from the retail shares, reflecting their differing fee structures.)

During the six-month period, our financial and energy holdings were the largest contributors. Although technology was a very weak performer for the market, the portfolio’s technology stocks posted good gains. Our consumer discretionary holdings were the laggards during the period and the only sector that produced a loss. Across developed-market regions, Pacific ex-Japan stocks posted the strongest returns. The portfolio’s small allocation to Latin America also helped to boost results.

A word on your fund’s investment strategy: The fund invests primarily in established, large-capitalization companies with favorable prospects for capital appreciation and, secondarily, for growing dividend payments, as determined by T. Rowe Price International. The portfolio invests mostly in developed-market countries and has limited exposure to emerging markets. Our investing style is value-oriented, although we also look for earnings growth potential and catalysts that help realize value. Finally, our country and sector allocations are driven by both bottom-up stock selection and our assessment of top-down fundamental prospects.

MARKET REVIEW

Even though developed international markets gave up some ground in March and April, they delivered solid results for the six-month period. Most of the decline late in the period could be traced to a convergence of negative factors: a slowing economy in Europe, higher energy prices, concerns about the durability of the global recovery, and a strengthening dollar. Corporate earnings showed signs of slowing, and consensus economic forecasts predicted lackluster global economic growth for the remainder of the year. Although the dollar posted modest gains during the first four months of 2005, it was lower against the euro for the six-month period, which helped results for dollar-based investors.

The financial sector was the strongest in most markets as well as for the fund. Driven by oil prices that were as high as $58 a barrel, energy stocks also generated solid results. In the first quarter of 2005, the energy sector rose almost 18%. Weak consumer sentiment in Europe weighed heavily on the consumer discretionary sector. Small-cap performance continued to beat large-cap, and value stocks outperformed growth.

During the past six months, Europe performed well considering the drumbeat of discouraging economic news from Germany and France. German unemployment reached 12% in March, and consumer confidence in France continued to decline. In the U.K., softening real estate markets and consumer spending hurt the short-term outlook, but the stock market was able to post positive results. Even though other European countries ratcheted down their economic forecasts, the continent’s markets gained ground.

Due in part to a stronger yen and a pause in its economic recovery, Japan’s performance continued to lag, but it was a large contributor to the fund’s outperformance because our picks did better than the market. Japan still suffers from weak domestic consumer demand, and its economy relies heavily on export-oriented enterprises. As China—Asia’s fast-growing giant—attempts to slow down its economy to keep inflation in check, the effects could ripple outward and pinch Japan. With interest rates near zero, the Japanese central bank cannot rely on rate decreases to further stimulate the economy.

MARKET PERFORMANCE
Six Months	Local	Local Currency	U.S.
Ended 4/30/05	Currency	vs. U.S. Dollars	Dollars
Australia	8.95%	4.53%	13.89%
France	5.97	1.49	7.55
Germany	5.75	1.49	7.32
Hong Kong	11.63	-0.16	11.45
Italy	10.77	1.49	12.42
Japan	3.61	1.22	4.87
Mexico	6.78	4.00	11.06
Netherlands	7.52	1.49	9.11
Norway	13.59	1.56	15.36
Spain	7.70	1.49	9.30
Sweden	10.21	-0.16	10.03
Switzerland	11.11	0.92	12.13
United Kingdom	5.77	4.24	10.25
Source: RIMES Online, using MSCI indices.

Emerging markets continued to be the strongest performers overall, even though they suffered the largest sell-off at the end of the period. Asian stock markets—some of the world’s best-performing in 2004—fell sharply. A key problem is that Asia, outside of China, has had little success in stimulating its consumers to buy more goods. Annual growth in private consumption in the region averaged just 4.9% over the past five years. Government-bond yield curves have flattened, signaling a slower growth outlook, and volatility has shot up markedly.

PORTFOLIO REVIEW

Europe

As the economic outlook turned more cloudy by the end of April, the more defensive sectors—consumer staples, utilities, and health care—turned in the best gains in Europe. Information technology continued to suffer, and consumer discretionary stocks lagged as economic growth forecasts turned downward and retailers posted poor results, especially in the U.K. Telecom services stocks were also weak, partly due to intense competition. However, the fund’s holdings in Europe performed somewhat better than the European market over the period.

Finnish retailer Kesko provided good results, largely due to its cash dividends. This company is an example of the type of investment we favor: it pays a solid dividend, has a good underlying financial position, and offers the potential for earnings growth. In Kesko’s case, growth should be realized through expansion into the faster-growing, neighboring Baltic states. Also in consumer staples, U.K.-based Cadbury Schweppes powered ahead on strong sales momentum in its soft drink, juice, and confectionary businesses, especially in the U.S. Shares of retailer Metro moved up as results in its sluggish home market of Germany were more than offset by solid growth in its operations in Eastern Europe. Like Kesko, Metro represents a developed-market investment that provides substantial exposure to faster-growing emerging markets. (Please refer to the portfolio of investments for a complete listing of the fund’s holdings and the amount each represents in the portfolio.)

Health care was the fund’s best sector in Europe, paced by German pharmaceutical company Altana, which showed growing sales of its asthma and ulcer medications. Demographic factors—aging populations in Europe and the U.S. together with the increased incidence of diabetes and other diseases—provided impetus to shares of Fresenius, a leading provider of dialysis equipment and services. Increased use of disposable dialysis filters aided results at this German company. In the U.K., Alliance Unichem rose nicely for a variety of reasons: management continues to cut costs and conduct fill-in acquisitions in its core drug wholesaling business, while using strong cash flow to acquire pharmacies in markets such as Spain. Strong cash generation is also reducing debt levels and interest expenses, leading to impressive earnings gains.

Results for the fund’s utilities holdings were mixed. United Utilities performed well, as U.K. regulators allowed significant rate increases to help pay for upgrading the country’s Victorian-era water system. Spain’s second-largest power producer, Iberdrola, also rose thanks to better earnings from its operations in wind and natural gas-fired generation. Despite suffering from one of the driest periods in Spain’s history, the company’s hydroelectric base also contributed positively. Centrica, the U.K.’s largest energy supplier, was not able to overcome rising prices for natural gas. Its operating margins declined, and the company’s price hikes drove away many retail customers.

The fund benefited from good stock selection in the telecommunications services sector. U.K. wireless provider O2 did well, as the company achieved strong subscriber growth, especially in its German business, grew its earnings, and initiated a dividend payment. We sold the stock later in the period due to valuation concerns and increasing competition in its U.K. business. France’s Bouygues also achieved solid growth in wireless services but also benefited from good results at its large construction business. In contrast, Stockholm-based Tele2 declined due to fierce competition in its wireless business in Sweden. Its other European operations, which performed better, did not grow fast enough to counteract its shortfall at home. We sold the stock late in the period.

Technology stock performance was poor, but the fund’s relatively modest holdings handsomely outperformed the sector. Most significantly, we purchased a substantial position in Finnish mobile handset maker Nokia. In our view, the stock’s valuation—supported by growing cash dividends—had become attractive. Nokia remains the industry leader and enjoys noteworthy economies of scale. After some disappointments in the last few years, we believe that Nokia’s newer product offerings are much improved, and its sales potential is underappreciated.

EUROPEAN DIVERSIFICATION
Percent of Portfolio Holdings
for the Periods Ended	10/31/04	4/30/05
United Kingdom	22.5%	22.6%
France	10.2	8.9
Germany	8.1	6.9
Sweden	5.0	5.2
Switzerland	3.8	3.8
Italy	4.2	3.2
Netherlands	4.4	3.0
Spain	2.0	2.1
Finland	0.8	2.1
Belgium	0.9	1.9
Ireland	0.3	1.9
Norway	2.0	1.7
Other Europe	1.0	1.9
Total	65.2%	65.2%
Source: RIMES Online, using MSCI indices.

The fund’s energy holdings continued to deliver solid results. Norway’s Statoil, an exploration and production company that benefited from high oil prices, and Shell Transport & Trading, with one of the better portfolios of natural gas assets, stood out. Statoil was the best contributor in Europe, and we continued to add to these two positions. We believe that energy prices will remain high for some time due to strong demand growth from the U.S., China, and India combined with a relative shortage of spare production capacity, long lead times to bring on new supply, and increased sourcing from inherently less stable parts of the globe. Other noteworthy contributors included Italy’s Milano Assicurazioni, which benefited from operational efficiencies and falling casualty insurance claims; Spain’s Acciona, driven by improving construction margins, real estate gains, and growth at its wind energy division; and Bank Austria Creditanstalt, whose stock continued to climb on robust growth in its Eastern European operations due to its growing mortgage and other lending opportunities as these economies emerge from their socialist past.

Japan

Japan was the fund’s worst-performing major region during the past six months, but it was a strong contributor to results versus its index. As in Europe, defensive sectors generally performed well, but information technology and telecom stocks lagged. Japan’s energy sector was the standout for the period, followed by materials stocks.

SECTOR DIVERSIFICATION
	Percent of Net Assets
10/31/04		4/30/05
Financials	29.6%	32.6%
Consumer Discretionary	13.1	12.4
Energy	12.5	12.3
Industrials and Business Services	9.9	9.1
Health Care	6.8	8.3
Materials	7.8	6.7
Consumer Staples	5.8	5.5
Telecommunication Services	5.5	4.4
Utilities	4.1	3.9
Information Technology	3.3	3.8
Trusts	0.9	0.1
Other and Reserves	0.7	0.9
Total	100.0%	100.0%
Historical weightings reflect current industry/sector classifications.

With almost no natural energy resources of its own, the Japanese energy sector represents only about 1% of the market, but we allocated a large position to that sector. Refiner Tonengeneral Sekiyu was able to expand its margins as oil prices rose. Rising profitability combined with solid demand to generate powerful gains. Inpex, a former state-owned company, explores and develops oil and gas reserves outside Japan. The company has an attractive portfolio of assets in Asia and is generally conservative in its oil price assumptions. We have owned shares since November, when they were first sold to the public, and have increased the position substantially since then. So far, Inpex stock has rewarded these decisions.

The fund achieved solid results in the more defensive sectors. Supermarket operator York Benimaru increased profits on same-store sales and new store openings, and the stock rose accordingly. Toho Gas also posted good gains. This utility, located in the highly industrialized Nagoya area of central Japan, saw its sales rise as new factories tend to use natural gas for its greater efficiency and environmental advantages. Some existing plants switch fuels for the same reasons. Colder-than-normal temperatures this past winter caused residential demand to rise. Within health care, Terumo was an important contributor. Sales of its medical equipment and supplies are growing thanks to aging populations in Japan, the U.S., and Europe, and profits are increasing as costs are cut. Terumo’s good results were partially offset by our position in Takeda Pharmaceutical, whose shares rose slightly but lagged the overall sector.

The fund also scored some successes among industrial investments. Nippon Yusen is Japan’s largest shipping company and one of the fund’s larger holdings in the country. The stock rose as shipping capacity, which tends to respond slowly to increases in demand, has tightened in response to increased global trade, with a commensurate increase in rates. Giant trading company Mitsubishi gained as its significant presence in energy markets, including a growing stake in liquefied natural gas, was rewarded by increasing demand and high energy prices. Shares of Glory advanced on strong sales of the company’s cash-handling machines to financial institutions after the Japanese government introduced new banknotes. Prospects for sales within China were also a plus.

The fund recorded mixed results in automotive-related stocks, which remain an important part of the investment landscape in Japan. Rising sales and earnings in its main automobile lighting equipment business helped Koito Manufacturing. The company is benefiting from the increasing sophistication of lighting systems in cars, as features such as advanced headlights move its business higher along the value-added chain. Toyota Motor declined along with the general malaise in the automobile industry, but it remains a significant fund holding. We think the company’s prospects are good because of its strong financial position and market share increases in most regions, including the U.S. We also like its leading, committed position in environmentally friendly and fuel-efficient hybrid vehicles, which we believe will be an important growth area.

Pacific ex-Japan

The fund has emphasized the Pacific ex-Japan region for some time. Driven largely by China’s rapid industrialization and growth, the region’s economies generally are growing faster than developed economies in other parts of the world. Good economic growth does not always translate into superior equity market returns, and China itself certainly provides an important example of how this linkage can break down. While the fund has limited exposure to China (through a few of the major Chinese companies listed in Hong Kong), we generally prefer to gain exposure to Chinese economic growth indirectly. Many companies in countries such as Australia, Hong Kong, and Singapore are leveraged to China, in some cases directly, because a good part of their sales growth is derived there and—more indirectly—because their domestic economies benefit from exports to China. At the same time, companies in the developed markets tend to provide better disclosure and operate within regulatory and legal systems that provide better investor protection.

Our emphasis on the Pacific ex-Japan region paid off over the past six months as the region outperformed most other developed markets. However, the fund’s holdings in the region did not perform as well as the region in general.

GEOGRAPHIC DIVERSIFICATION
	Percent of Net Assets
Periods Ended	10/31/04	4/30/05
Europe	65.2%	65.2%
Japan	18.9	18.5
Pacific Rim	12.4	13.6
Latin America	1.9	1.7
Other and Reserves	1.6	1.0
Total	100.0%	100.0%

Energy stocks achieved the best results, which is not surprising given high oil prices and the level of oil and gas demand growth from China and India. Oil Search was the fund’s largest contributor in the region. As an explorer and producer of oil and natural gas, the company’s stock benefited from the rising energy prices. In addition, the company had several good exploration developments in the Middle East and North Africa, and its proposal for a natural gas pipeline from its assets in Papua New Guinea to its home market of Australia gathered momentum. We purchased China Petroleum and Chemical (Sinopec) over the period but the stock disappointed as Chinese government price controls did not rise as soon as expected and limited the benefits of increased sales.

Industrials were a bright spot for the fund. Shares of the large conglomerate Hutchison Whampoa benefited from improving economic trends in Hong Kong, including rising port volumes and asset disposals. Much of the company’s prospects now hinge on its third generation (3G) wireless telecom services venture that has launched in European countries, including the U.K. and Italy, as well as in Australia. In addition to voice communication, this 3G-branded business provides capability for efficient data and video transmission. Large infrastructure investments have weighed on the stock, but subscriptions to the service have started to take off, increasing the market’s assessment of future profitability. Singapore’s Sembcorp Industries was another winner. Earnings rose sharply in its marine unit, driven by ship repairs and orders for new oil rigs, and its utilities business provided steady cash flow.

In other sectors, results were mixed. Some of our financial holdings performed well, including Australia and New Zealand Banking Group, one of Australia’s “big four” banks, and Macquarie Bank, a dynamic investment bank based in Sydney but with growing operations throughout the region. Hong Kong retailer Esprit continued to soar as the company’s sales and earnings grew robustly, especially in Europe. We gave back some ground in longstanding holding Boral, a construction materials supplier, due to weakness in Australia’s formerly torrid housing market. We continue to find this an attractive investment because of the appealing valuation, including a high dividend, and good medium-term growth prospects.

Latin America

Despite our modest positions in Mexico, Brazil, and Chile, these less-developed markets once again made significant contributions. Most prominently, Grupo Financiero Banorte shares continued to rise, largely due to growth in its mortgage business. We also believe the stock benefits from its scarcity value as Mexico’s only remaining major independent bank. During the period, we eliminated Telefonos de Mexico at a gain after the stock rose to a level that, in our view, was extended relative to its fundamentals.

INVESTMENT OUTLOOK

Company balance sheets are strong, and we expect corporate earnings to rise, though at a more measured rate than they did in 2004. With U.S. interest rates rising, we expect economic growth to slow modestly, and the dollar to remain relatively stable at current levels.

Our outlook for European corporate profits is positive. Companies are generally finding ways to control costs even as revenue growth is sometimes uninspiring. Valuations are attractive, both in absolute terms and relative to other regions. Despite the lack of dynamic growth in the continent’s economies, companies are generating healthy amounts of cash and, in many cases, returning it to shareholders.

In Japan, the cumulative effects of corporate restructuring, government deregulation, an accommodative monetary policy, and strong exports have resuscitated the economy. While the outlook has improved, any slowdown in China or the U.S. could impact the important export sector, and we continue to await consistent evidence that domestic consumption will pick up.

Valuations in the Pacific ex-Japan region are also attractive in many cases. We expect these economies to continue to show faster growth than the U.S., Europe, or Japan. Domestic demand is increasingly important in the region, but exports remain an important driver, and growth should slow if the U.S. economy loses momentum. In this vein, China’s effect on other countries in the region is increasing.

Value-oriented stocks have outperformed their growth counterparts over the past few years. Historically, growth stocks tend to do best during times of slow growth because investors are willing to pay a premium for those companies with above-average growth rates. Although U.S. interest rates are rising, rates remain low in absolute terms in most of the world. In this low-rate environment, many value stocks (and some growth stocks) continue to offer dividends that are quite appealing. We continue to seek investments for the fund that offer attractive valuations and dividend-paying potential along with under-appreciated prospects for earnings growth.

Respectfully submitted,

David J.L. Warren
President, T. Rowe Price International Funds, Inc.

May 20, 2005

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Lipper averages: The averages of available mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

MSCI EAFE Index: Widely accepted as the benchmark for international stock performance (EAFE refers to Europe, Australasia, and Far East). The index represents the major markets of the world.

Price/earnings ratio: Calculated by dividing a stock’s market value per share by the company’s earnings per share for the past 12 months or by expected earnings for the coming year.

GDP: Gross domestic product is the total market value of all goods and services produced in a country in a given year.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS
Percent of
Net Assets
4/30/05

Shell Transport & Trading, United Kingdom	2.5%
BP, United Kingdom	2.3
Royal Bank of Scotland, United Kingdom	1.9
Barclays, United Kingdom	1.7
Toyota Motor, Japan	1.7
Total, France	1.6
Statoil ASA, Norway	1.5
GlaxoSmithKline, United Kingdom	1.4
E.ON AG, Germany	1.4
Eni, Italy	1.4
UBS, Switzerland	1.3
National Australia Bank, Australia	1.3
Australia & New Zealand Banking, Australia	1.3
Nordea, Sweden	1.3
Nokia, Finland	1.2
Novartis, Switzerland	1.1
Vodafone, United Kingdom	1.1
HSBC, United Kingdom	1.0
Nestle, Switzerland	1.0
Sanofi-Aventis, France	0.9
HBOS, United Kingdom	0.9
BNP Paribas, France	0.9
AXA, France	0.9
Banco Santander Central Hispano, Spain	0.9
ING Groep, Netherlands	0.8
Total	33.3%

Note: Table excludes collateral for securities lending.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

			Since	Inception
Periods Ended 4/30/05	1 Year	5 Years	Inception	Date
International Growth & Income Fund	19.63%	4.74%	5.88%	12/21/98
MSCI EAFE Index	15.42	-0.19	3.46
Lipper International Multi-Cap
Value Funds Average	15.98	4.42	6.26*
International Growth &
Income Fund–Advisor Class	19.59	–	25.41	9/30/02
International Growth &
Income Fund–R Class	19.29	–	25.06	9/30/02
MSCI EAFE Index	15.42	-0.19	24.12
Lipper International Multi-Cap
Value Funds Average	15.98	4.42	24.92
* Benchmark since-inception data are for the time period 12/31/98 – 4/30/05.
Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee; Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee; R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses

The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE INTERNATIONAL GROWTH & INCOME FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	11/1/04	4/30/05	11/1/04 to 4/30/05
Investor Class
Actual	$1,000.00	$1,098.60	$5.31
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,019.74	5.11
Advisor Class
Actual	1,000.00	1,098.40	5.88
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,019.19	5.66
R Class
Actual	1,000.00	1,096.20	7.28
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,017.85	7.00
* Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year
(181) divided by the days in the year (365) to reflect the half-year period. The annualized expense ratio of the Investor Class was 1.02%, the Advisor Class was 1.13%, and the R Class was 1.40%.

QUARTER-END RETURNS

			Since
Periods Ended 3/31/05	1 Year	5 Years	12/21/98

International Growth & Income Fund	18.58%	4.40%	6.26%
International Growth & Income Fund–Advisor Class	18.55	4.43	6.29
International Growth & Income Fund–R Class	18.34	4.30	6.18
MSCI EAFE Index	15.49	-0.81	3.88
Lipper International Multi-Cap Value Funds Average *	16.03	4.13	6.79

* Benchmark since-inception data are for the time period 12/31/98 through 3/31/05.
Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance informa-
tion, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132. The performance information shown does not reflect the deduction of a
2% redemption fee on shares held for three months or less. If it did, the performance would be lower.

This table provides returns through the most recent calendar quarter-end rather than through the end of the fund’s fiscal period. The T. Rowe Price International Growth & Income Fund–Advisor Class, and the T. Rowe
Price International Growth & Income Fund–R Class began operations on September 30, 2002. Each shares the portfolio of the existing retail fund (the original share class of the fund is referred to as the “investor class”).
The average annual total return figures for the Advisor and R Class have been calculated using the perfor-
mance data of the investor class up to the inception date of the class and the actual performance results of the class since that date. The performance results of the investor class have not been adjusted to reflect the
12b-1 fee associated with either the Advisor Class (0.25%) or the R Class (0.50%). Had these fees been included, the performance of the Advisor and R classes would have been lower.
Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on portfolio distributions or the redemption of portfolio shares. When assessing performance, investors should consider both short- and long-term returns.

Unaudited

FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

Investor Class
	6 Months	Year
	Ended	Ended
	4/30/05**	10/31/04	10/31/03	10/31/02	10/31/01	10/31/00
NET ASSET VALUE
Beginning of period	$11.39	$9.40	$7.34	$8.19	$10.75	$11.00

Investment activities
Net investment income
(loss)	0.14	0.12*	0.02*	0.09*	0.11*	0.14*
Net realized and
unrealized gain (loss)	0.98	1.91	2.13	(0.84)	(1.90)	0.03∞

Total from investment
activities	1.12	2.03	2.15	(0.75)	(1.79)	0.17

Distributions
Net investment income	(0.11)	(0.04)	(0.08)	(0.10)	(0.13)	(0.19)
Net realized gain	(0.01)	–	(0.01)	–	(0.64)	(0.23)

Total distributions	(0.12)	(0.04)	(0.09)	(0.10)	(0.77)	(0.42)

NET ASSET VALUE
End of period	$12.39	$11.39	$9.40	$7.34	$8.19	$10.75

Ratios/Supplemental Data
Total return^	9.86%	21.66%*	29.66%*	(9.31)%*	(17.99)%*	1.43%*
Ratio of total expenses
to average net assets	1.02%†	1.25%*	1.25%*	1.25%*	1.25%*	1.25%*
Ratio of net investment
income (loss) to average
net assets	2.25%†	1.71%*	1.36%*	1.25%*	1.24%*	1.24%*
Portfolio turnover rate	34.8%†	45.8%	53.2%	24.6%	8.5%	32.2%
Net assets, end of period
(in thousands)	$ 660,108	$ 437,974	$ 114,999	$10,654	$8,500	$10,118

^	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assum-
ing reinvestment of all distributions and payment of no redemption or account fees.
*	Excludes expenses in excess of a 1.25% contractual expense limitation in effect through 2/28/05.
**	Per share amounts calculated using average shares outstanding method.
∞	The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund’s aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.
†	Annualized
The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

Advisor Class
	6 Months	Year		9/30/02
	Ended	Ended		Through
	4/30/05**	10/31/04	10/31/03	10/31/02
NET ASSET VALUE
Beginning of period	$11.41	$9.41	$7.34	$7.10

Investment activities
Net investment income (loss)	0.16	0.15*	0.09*	–
Net realized and unrealized
gain (loss)	0.96	1.89	2.07	0.24

Total from investment activities	1.12	2.04	2.16	0.24

Distributions
Net investment income	(0.11)	(0.04)	(0.08)	–
Net realized gain	(0.01)	–	(0.01)	–

Total distributions	(0.12)	(0.04)	(0.09)	–

NET ASSET VALUE
End of period	$12.41	$11.41	$9.41	$7.34

Ratios/Supplemental Data
Total return^	9.84%	21.74%*	29.80%*	3.38%*
Ratio of total expenses to
average net assets	1.13%†	1.15%*	1.15%*	1.15%*†
Ratio of net investment
income (loss) to average
net assets	2.56%†	1.83%*	0.71%*	0.06%*†
Portfolio turnover rate	34.8%†	45.8%	53.2%	24.6%
Net assets, end of period
(in thousands)	$ 115,189	$37,542	$3,513	$103

^	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.
*	Excludes expenses in excess of a 1.15% contractual expense limitation in effect through 2/28/06.
**	Per share amounts calculated using average shares outstanding method.
†	Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

R Class
	6 Months	Year		9/30/02
	Ended	Ended		Through
	4/30/05**	10/31/04	10/31/03	10/31/02
NET ASSET VALUE
Beginning of period	$11.35	$9.38	$7.34	$7.10

Investment activities
Net investment income (loss)	0.09*	0.17*	0.09*	–
Net realized and unrealized
gain (loss)	1.00	1.84	2.04	0.24

Total from investment activities	1.09	2.01	2.13	0.24

Distributions
Net investment income	(0.08)	(0.04)	(0.08)	–
Net realized gain	(0.01)	–	(0.01)	–

Total distributions	(0.09)	(0.04)	(0.09)	–

NET ASSET VALUE
End of period	$12.35	$11.35	$9.38	$7.34

Ratios/Supplemental Data
Total return^	9.62%*	21.49%*	29.38%*	3.38%*
Ratio of total expenses to
average net assets	1.40%*†	1.40%*	1.40%*	1.40%*†
Ratio of net investment
income (loss) to average
net assets	1.44%*†	1.53%*	0.89%*	(0.19)%*†
Portfolio turnover rate	34.8%†	45.8%	53.2%	24.6%
Net assets, end of period
(in thousands)	$4,310	$6,178	$910	$103

^	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.
*	Excludes expenses in excess of a 1.40% contractual expense limitation in effect through 2/28/06.
** Per share amounts calculated using average shares outstanding method.
†	Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS (1)++	Shares	Value
(Cost and value in $ 000s)
AUSTRALIA 7.6%
Common Stocks 7.6%
Australia & New Zealand Banking	588,909	9,992
Babcock & Brown *	400,574	2,823
BlueScope Steel	742,279	4,464
Boral §	633,111	2,884
Coles Myer	278,076	1,874
Downer EDI	467,860	1,663
Insurance Australia	632,790	3,022
Macquarie Bank	121,962	4,399
Macquarie Office Trust, Equity Units	1,617,265	1,605
Mirvac	376,915	1,243
National Australia Bank	442,877	10,146
Nufarm	273,613	1,893
Oil Search	1,302,541	2,335
Pacific Brands §	738,280	1,277
Publishing & Broadcasting	237,068	2,662
Qantas Airways	416,809	1,054
QBE Insurance	199,385	2,342
Westpac Banking	245,945	3,758
Total Australia (Cost $52,019)		59,436

AUSTRIA 1.1%
Common Stocks 1.1%
Bank Austria Creditanstalt	55,950	5,181
Raiffeisen International *	21,300	1,101
Voestalpine §	29,030	1,971
Total Austria (Cost $6,275)		8,253

BELGIUM 1.9%
Common Stocks 1.9%
Cumerio *	15,992	217
Dexia	88,959	2,056
Fortis	117,723	3,279
KBC §	31,971	2,540
UCB	111,245	5,434
Umicore §	15,992	1,393
Total Belgium (Cost $12,695)		14,919

BRAZIL 0.5%
Common Stocks 0.5%
Petroleo Brasileiro ADR (USD)	60,700	2,231
Tele Norte Leste ADR (USD)	83,400	1,234
Total Brazil (Cost $2,727)		3,465

CHILE 0.3%
Common Stocks 0.3%
Banco Santander Chile ADR (USD)	27,500	863
Compania de Telecommunications de Chile ADR (USD)	157,000	1,672
Total Chile (Cost $2,535)		2,535

CHINA 1.4%
Common Stocks 1.4%
China Overseas Land & Investment (HKD)	9,248,000	1,909
China Petroleum (HKD)	11,430,000	4,514
China Telecom (HKD)	5,925,000	2,017
China Unicom (HKD)	982,000	795
Semiconductor Manufacturing ADR (USD) *	31,200	299
TCL (HKD) §	6,362,000	1,328
Total China (Cost $11,957)		10,862

DENMARK 0.8%
Common Stocks 0.8%
TDC	150,498	6,454
Total Denmark (Cost $6,068)		6,454

EUROPE/FAR EAST 0.1%
Common Stocks 0.1%
iShares MSCI EAFE Index Fund (USD)	7,000	1,094
Total Europe/Far East (Cost $1,054)		1,094

FINLAND 2.1%
Common Stocks 2.1%
Kesko §	131,585	3,186
Neste Oil *	43,000	964
Nokia §	575,590	9,234
UPM-Kymmene	130,989	2,630
Total Finland (Cost $14,813)		16,014

FRANCE 8.9%
Common Stocks 8.9%
Accor §	48,858	2,242
AXA	291,574	7,216
BNP Paribas §	109,110	7,218
Bouygues §	103,575	4,126
CNP Assurances §	36,671	2,499
Compagnie De Saint-Gobain §	34,934	1,979
Lafarge	24,531	2,240
Pernod-Ricard §	15,349	2,334
Pinault Printemps Redoute §	18,682	1,845
Publicis	129,887	3,731
Renault §	77,815	6,543
Sanofi-Aventis §	83,042	7,382
Societe Generale §	40,444	4,048
Thomson §	133,175	3,298
Total §	55,661	12,400
Total ADR (USD)	600	66
Total France (Cost $60,896)		69,167

GERMANY 6.9%
Common Stocks 6.3%
Altana AG §	61,819	3,883
BASF §	94,863	6,164
Bayerische Motoren Werke §	99,233	4,220
Celesio *§	23,767	1,891
E.ON AG §	125,505	10,620
Hannover Rueckversicherung	30,229	1,132
Hypo Real Estate *	136,095	5,673
Jenoptik *	30,279	331
METRO §	110,832	5,877
MobilCom AG	31,119	614
Munich Re §	26,733	2,945
SAP §	8,395	1,325
Siemens	58,528	4,307
		48,982
Preferred Stocks 0.6%
Fresenius §	19,884	2,327
Hugo Boss §	86,787	2,480
		4,807
Total Germany (Cost $47,444)		53,789

HONG KONG 1.9%
Common Stocks 1.9%
Esprit Holdings	299,000	2,238
Hang Lung Group	1,421,000	2,569
Hong Kong Electric	526,000	2,408
Hutchison Whampoa	711,800	6,384
Wheelock	1,026,000	1,551
Total Hong Kong (Cost $12,617)		15,150

IRELAND 1.9%
Common Stocks 1.9%
Allied Irish Banks	278,351	5,676
Bank of Ireland	379,095	5,762
DCC	131,979	2,956
Total Ireland (Cost $14,325)		14,394

ITALY 3.2%
Common Stocks 3.2%
Banche Poplari Unite	52,347	1,114
Eni S.p.A.	413,018	10,413
Eni S.p.A. ADR (USD)	1,500	188
Milano Assicurazioni *§	487,939	2,998
Mondadori (Arnoldo)	105,484	1,101
Saipem §	187,438	2,352
UniCredito §	806,453	4,543
Unipol §	527,277	2,281
Total Italy (Cost $20,789)		24,990

JAPAN 18.5%
Common Stocks 18.5%
Aioi Insurance §	813,000	4,215
Alpine Electronics §	112,800	1,623
Aoyama Trading	56,400	1,481
Asahi Breweries	163,000	2,084
Astellas Pharma	58,500	2,130
Bank of Fukuoka	216,000	1,314
Bank of Yokohama	262,000	1,502
Canon	55,000	2,874
Dai Nippon Printing	137,000	2,206
Dainippon Pharma §	159,000	1,562
Denki Kagaku Kogyo	331,000	1,146
Glory Limited	93,700	1,804
Goldcrest Company §	34,100	1,890
Hamamatsu Photonics §	79,400	1,749
Honda	72,300	3,491
INPEX	820	4,485
Joyo	513,000	2,573
Kaneka	199,000	2,174
KDDI	460	2,133
Kirin Brewery	229,000	2,238
Kobayashi Pharmaceutical §	34,000	906
Koito Manufacturing §	261,000	2,577
Mitsubishi	351,000	4,819
Mitsubishi Tokyo Financial	331	2,881
Mitsui Chemical	282,000	1,605
Mitsui Sumitomo Insurance	273,000	2,491
Nippon Express	575,000	2,799
Nippon Mining	514,000	3,108
Nippon Yusen §	1,013,000	6,009
Nipro	74,000	1,237
Promise	48,050	3,121
Sankyo	119,100	2,488
Sega Sammy Holdings	41,700	2,442
Shimadzu	619,000	3,770
Sony	143,400	5,301
Sony ADR (USD)	1,500	55
Sumitomo §	340,000	2,885
Sumitomo Bakelite	143,000	894
Sumitomo Mitsui Financial	241	1,561
Takeda Pharmaceutical	122,700	5,991
TDK	15,100	1,060
TEPCO	241,500	5,810
Terumo	106,800	3,187
Toho Gas §	962,000	3,474
Tonen General Sekiyu §	364,000	3,898
Toppan Forms §	110,000	1,295
Toshiba	1,138,000	4,676
Toyota Motor	353,300	12,891
Trans Cosmos §	22,000	783
World	33,000	1,097
Yamaha	80,600	1,198
Yamato Transport	123,000	1,631
York-Benimaru	42,500	1,222
Total Japan (Cost $132,744)		143,836

MALAYSIA 0.1%
Common Stocks 0.1%
Astro All Asia, 144A *	84,200	116
Astro All Asia *	184,000	252
Total Malaysia (Cost $320)		368

MEXICO 0.9%
Common Stocks 0.9%
America Movil ADR, Series L (USD)	46,900	2,329
Cemex	184,275	1,327
Grupo Financiero Banorte	380,182	2,449
Wal-Mart de Mexico, Series V	324,900	1,201
Total Mexico (Cost $5,203)		7,306

NETHERLANDS 3.0%
Common Stocks 3.0%
ABN AMRO §	252,862	6,213
ABN AMRO ADR (USD)	3,000	72
Akzo Nobel §	49,437	2,038
DSM §	55,967	3,774
ING Groep GDS §	238,494	6,564
Koninklijke Wessanen GDS §	149,236	2,063
Philips Electronics	97,155	2,433
Total Netherlands (Cost $20,900)		23,157

NORWAY 1.7%
Common Stocks 1.7%
Statoil ASA §	649,793	11,502
Yara International *§	144,188	1,932
Total Norway (Cost $10,380)		13,434

SINGAPORE 2.4%
Common Stocks 2.4%
Creative Technology	84,400	730
Fraser & Neave	334,700	3,182
GES International	3,130,000	1,306
Sembcorp	3,034,000	3,667
Singapore Press	817,250	2,182
Starhub *	2,269,000	1,835
United Overseas Bank	668,336	5,861
Total Singapore (Cost $17,061)		18,763

SPAIN 2.1%
Common Stocks 2.1%
Acciona	64,765	5,596
Banco Santander Central Hispano	579,923	6,798
Banco Santander Central Hispano ADR (USD)	4,100	48
Gestevision Telecino *§	14,193	326
Iberdrola §	91,094	2,384
Indra Sistemas	87,739	1,524
Total Spain (Cost $14,129)		16,676

SWEDEN 5.2%
Common Stocks 5.2%
Autoliv GDR §	72,300	3,232
ForeningsSparbanken §	198,360	4,686
Nobia §	113,271	1,823
Nordea §	1,029,161	9,810
Peab	239,997	2,630
S-E-Banken §	178,780	3,167
SKF, Series B §	53,015	2,243
SSAB Svenskt Stal, Series A §	208,926	4,833
SSAB Svenskt Stal, Rights 5/26/05 *	208,926	135
Svenska Handelsbanken, Series A §	238,334	5,380
Tele2, Series B §	88,131	2,803
Total Sweden (Cost $35,036)		40,742

SWITZERLAND 3.8%
Common Stocks 3.8%
Kaba Holding	3,405	928
Nestle §	29,902	7,887
Novartis §	175,672	8,587
UBS §	129,158	10,401
UBS (Registered shares) (USD)	316	25
Vontobel §	77,504	1,753
Total Switzerland (Cost $27,784)		29,581

THAILAND 0.2%
Common Stocks 0.2%
Precious Shipping Foreign	16,000	21
Precious Shipping NVDR	1,393,000	1,818
Total Thailand (Cost $1,904)		1,839

UNITED KINGDOM 22.6%
Common Stocks 22.6%
Aegis	1,289,068	2,378
Alliance & Leicester	99,274	1,570
Alliance UniChem	149,436	2,284
Anglo American	215,746	4,820
Associated British Foods	311,524	4,388
AstraZeneca ADR (USD)	100,000	4,395
Aviva	440,976	4,990
Barclays	261,964	2,705
Barclays ADR (USD)	248,100	10,296
BP ADR (USD)	297,900	18,142
Bradford & Bingley	431,575	2,524
Cadbury Schweppes ADR (USD)	67,700	2,752
Centrica	834,068	3,540
Close Brothers Group	117,239	1,585
David S. Smith	605,369	1,753
Dixons	717,772	1,960
Exel	205,147	3,242
GKN	492,840	2,178
GlaxoSmithKline ADR (USD)	221,500	11,197
Hanson	254,624	2,358
HBOS	492,539	7,298
Hilton Group	354,477	1,857
HSBC	509,392	8,163
J Sainsbury	311,570	1,686
Kesa Electricals	425,120	2,165
Mitchells & Butlers	426,622	2,448
Persimmon	131,482	1,706
Pilkington	994,588	2,063
Prudential	248,333	2,245
Rolls-Royce *	836,090	3,804
Rolls-Royce, Class B	34,989,600	67
Royal & Sun	841,125	1,220
Royal Bank of Scotland	487,628	14,750
Shell Transport & Trading ADR (USD)	359,300	19,356
Tesco	635,596	3,761
United Utilities	186,377	2,270
United Utilities, Class A	27,185	235
Vodafone ADR (USD)	314,200	8,213
WPP Group	379,639	4,142
Total United Kingdom (Cost $161,886)		176,506

SHORT-TERM INVESTMENTS 0.8%
Money Market Funds 0.8%
T. Rowe Price Reserve Investment Fund, 2.93% #†	6,100,414	6,100
Total Short-Term Investments (Cost $6,100)		6,100

SECURITIES LENDING COLLATERAL 21.9%
Money Market Pooled Account 21.9%
Investment in money market pooled account managed by
JP Morgan Chase Bank, London, 2.902% #	171,026,825	171,027
Total Securities Lending Collateral (Cost $171,027)		171,027

Total Investments in Securities
121.8% of Net Assets (Cost $870,688)	$949,857

(1)	Denominated in currency of country of
incorporation unless otherwise noted
++	At April 30, 2005, a substantial number of
the fund’s international securities were
valued by the T. Rowe Price Valuation
Committee, established by the fund’s
Board of Directors. See Note 1
#	Seven-day yield
*	Non-income producing
§	All or a portion of this security is on loan
at April 30, 2005 – See Note 2
†	Affiliated company – See Note 5
144A	Security was purchased pursuant to Rule
144A under the Securities Act of 1933 and
may be resold in transactions exempt from
registration only to qualified institutional
buyers—total value of such securities at
period-end amounts to $116 and represents
0% of net assets
ADR	American Depository Receipts
GDR	Global Depository Receipts
GDS	Global Depository Shares
HKD	Hong Kong dollar
NVDR	Non Voting Depository Receipt
USD	U.S. dollar

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF ASSETS AND LIABILITIES
(In thousands except shares and per share amounts)
Assets
Investments in securities, at value
Affiliated companies (cost $6,100)	$6,100
Non-affiliated companies (cost $864,588)	943,757

Total investments in securities	949,857
Dividends and interest receivable	3,785
Receivable for investment securities sold	1,477
Receivable for shares sold	5,267
Other assets	7,193

Total assets	967,579

Liabilities
Investment management fees payable	417
Payable for investment securities purchased	9,170
Payable for shares redeemed	68
Obligation to return securities lending collateral	171,027
Due to affiliates	103
Other liabilities	7,187

Total liabilities	187,972

NET ASSETS	$779,607

Net Assets Consist of:
Undistributed net investment income (loss)	$6,640
Undistributed net realized gain (loss)	8,630
Net unrealized gain (loss)	79,184
Paid-in-capital applicable to 62,921,290 shares of
$0.01 par value capital stock outstanding;
2,000,000,000 shares of the Corporation authorized	685,153

NET ASSETS	$779,607

NET ASSET VALUE PER SHARE
Investor Class
($660,107,659/53,289,004 shares outstanding)	$12.39

Advisor Class
($115,188,820/9,283,328 shares outstanding)	$12.41

R Class
($4,310,576/348,958 shares outstanding)	$12.35

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF OPERATIONS
($ 000s)
6 Months
Ended
4/30/05
Investment Income (Loss)
Income
Dividend (net of foreign taxes of $864)	$10,401
Securities lending	381

Total income	10,782

Expenses
Investment management	2,147
Shareholder servicing
Investor Class	722
Advisor Class	34
R Class	6
Custody and accounting	184
Rule 12b-1 fees
Advisor Class	95
R Class	10
Registration	62
Prospectus and shareholder reports
Investor Class	22
Advisor Class	2
R Class	1
Legal and audit	12
Directors	3
Proxy and annual meeting	1
Miscellaneous	4
Reductions/repayments of fees and expenses
Expenses (reimbursed by) repaid to manager	73

Net expenses	3,378

Net investment income (loss)	7,404

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
Securities	9,472
Foreign currency transactions	(539)

Net realized gain (loss)	8,933

Change in net unrealized gain (loss)
Securities	30,069
Other assets and liabilities
denominated in foreign currencies	(1)

Change in net unrealized gain (loss)	30,068

Net realized and unrealized gain (loss)	39,001

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$46,405

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF CHANGES IN NET ASSETS
($ 000s)
	6 Months	Year
	Ended	Ended
	4/30/05	10/31/04

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$7,404	$4,712
Net realized gain (loss)	8,933	1,824
Change in net unrealized gain (loss)	30,068	41,184

Increase (decrease) in net assets from operations	46,405	47,720

Distributions to shareholders
Net investment income
Investor Class	(4,540)	(518)
Advisor Class	(444)	(26)
R Class	(43)	(14)
Net realized gain
Investor Class	(413)	–
Advisor Class	(40)	–
R Class	(5)	–

Decrease in net assets from distributions	(5,485)	(558)

Capital share transactions *
Shares sold
Investor Class	194,390	314,116
Advisor Class	77,251	32,765
R Class	1,701	6,774
Distributions reinvested
Investor Class	4,815	505
Advisor Class	40	4
R Class	48	14
Shares redeemed
Investor Class	(14,687)	(34,870)
Advisor Class	(2,402)	(1,867)
R Class	(4,187)	(2,331)
Redemption fees received
Investor Class	18	1
Advisor Class	5	–

Increase (decrease) in net assets from
capital share transactions	256,992	315,111

Net Assets
Increase (decrease) during period	297,912	362,273
Beginning of period	481,695	119,422

End of period	$779,607	$481,695

(Including undistributed net investment income of
$6,640 at 4/30/05 and $4,263 at 10/31/04)
*Share information
Shares sold
Investor Class	15,597	29,500
Advisor Class	6,181	3,092
R Class	137	666
Distributions reinvested
Investor Class	400	51
Advisor Class	3	–
R Class	4	2
Shares redeemed
Investor Class	(1,174)	(3,319)
Advisor Class	(191)	(175)
R Class	(337)	(220)

Increase (decrease) in shares outstanding	20,620	29,597

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The International Growth & Income Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund seeks long-term growth of capital and reasonable income through investments primarily in the common stocks of well-established, dividend-paying non-U.S. companies. The fund has three classes of shares: the International Growth & Income Fund original share class, referred to in this report as the Investor Class, offered since December 21, 1998, International Growth & Income Fund—Advisor Class (Advisor Class), offered since September 30, 2002, and International Growth & Income Fund—R Class (R Class), offered since September 30, 2002. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to all classes, and, in all other respects, the same rights and obligations as the other classes.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of Investor Class and Advisor Class and R Class fund shares held less than 90 days to deter short-term trading and protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Other In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At April 30, 2005, the value of loaned securities was $163,738,000; aggregate collateral consisted of $171,027,000 in the money market pooled account.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $367,061,000 and $112,115,000, respectively, for the six months ended April 30, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of April 30, 2005.

At April 30, 2005, the cost of investments for federal income tax purposes was $870,688,000. Net unrealized gain aggregated $79,184,000 at period-end, of which $84,609,000 related to appreciated investments and $5,425,000 related to depreciated investments.

NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the Fund as a reduction of income.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2005, the effective annual group fee rate was 0.31% .

The Advisor Class and R Class are also subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, the manager is required to waive its management fee and reimburse a class for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation. Through the repayment date, each class is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the class’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation.

	Advisor Class	R Class
Expense Limitation	1.15%	1.40%
Limitation Date	2/28/06	2/28/06
Repayment Date	2/29/08	2/29/08

Pursuant to this agreement, at April 30, 2005, expenses previously reimbursed by the manager remain subject to repayment in the following amounts: $3,000 through February 28, 2006 and $14,000 through February 29, 2008.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates. Price Associates computes the daily share prices and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the six months ended April 30, 2005, expenses incurred pursuant to these service agreements were $52,000 for Price Associates, $72,000 for T. Rowe Price Services, Inc., and $45,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as due to affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended April 30, 2005, the fund was charged $51,000 for shareholder servicing costs related to the college savings plans, of which $39,000 was for services provided by Price. The amount payable at period end pursuant to this agreement is reflected as a component of due to affiliates in the accompanying financial statements. At April 30, 2005, approximately 6.9% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate, special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the six months ended April 30, 2005, the fund was allocated $143,000 of Spectrum Funds’ expenses and $375,000 of Retirement Funds’ expenses. Of these amounts, $397,000 related to services provided by Price. The amount payable at period end pursuant to this agreement is reflected as a component of due to affiliates in the accompanying financial statements. At April 30, 2005, approximately 24% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 45% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the six months ended April 30, 2005, dividend income from the Reserve Funds totaled $93,000, and the value of shares of the Reserve Funds held at April 30, 2005 and October 31, 2004 was $6,100,000 and $11,680,000, respectively.

As of April 30, 2005, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 96,291 shares of the Investor Class, representing less than 1% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 2, 2005, the fund’s Board of Directors unanimously approved the investment advisory contract (“Contract”) between the fund and its investment manager, T. Rowe Price International, Inc. (“Manager”). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager

The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board had previously conducted a detailed review of the organization, structure, and investment teams of the Manager at a meeting held in October 2004. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund

The Board reviewed the fund’s average annual total return over the one-, three-, and five-year and since-inception periods as well as the fund’s year-by-year returns and compared these returns to a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale

The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels, and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that an additional breakpoint should be added to the group fee component of the fees paid by the fund under the Contract at a level of $160 billion. The Board further concluded that, with this change, the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees

The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them to fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board showed that the fund’s management fee and expense ratio were generally at or below the median of comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract

As noted, the Board approved the continuation of the Contract as amended to add an additional breakpoint to the group fee rate. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a)
under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the
Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	June 16, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	June 16, 2005

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	June 16, 2005